--------------------------------------------------------------------------------

                             BOWES INVESTMENT TRUST
                             ----------------------

                             BANK AND INSURANCE FUND


                               SEMI-ANNUAL REPORT
                                 August 31, 1998
                                   (Unaudited)


   INVESTMENT ADVISER                                        DISTRIBUTOR
   ------------------                                        -----------
    BOWES FUNDS, LLC                                 CW FUNDS DISTRIBUTORS, INC.
   4520 East West Hwy                                     312 Walnut Street
       Suite # 540                                           21st Floor
Bethesda, Maryland 20814                               Cincinnati, Ohio 45202
     1.301.654.9567                                        1.888.829.9973

--------------------------------------------------------------------------------

                          BOWES BANK AND INSURANCE FUND

                            PORTFOLIO MANAGER REPORT


Dear Fellow Shareholder:

     As you know, it has been a difficult market environment for equity investors. Investors in financial service stocks endured even tougher times with prices correcting from their spectacular three year run-up. The bulk of the Fund's $1.6 million of new inflows occurred during the market peaks of April and July, 1998 and were deployed in what were deemed by us to be undervalued or correction resistant stocks of the time. The Fund's approach to investing in the past six months included the following strategies:

          Pass  up  the  larger   capitalized   stocks  that  were   trading  at
     unprecedented valuation levels as measured by price to book value and by price to earnings multiples.

          Invest in the smaller and mid-size capitalized financial institutions that were trading at multiples that then appeared to be much more attractive valuations including issues valued at under 150% of book value and at price to earnings multiples of less than 13 times earnings;

          To invest in announced cash merger transactions that appeared at the time to be certain and that had historically demonstrated much lower volatility than general market issues.

          Seed cash balances in certain mutual thrift institutions and in mutual life insurance companies to position the Fund to benefit from the potential investment opportunities associated with thrift conversions and insurance demutualizations.


Unpredicted by most, a number of obstacles           COMPARATIVE PERFORMANCE
came out of the woodwork to confound our             FOR 6 MONTH PERIOD ENDED AUG. 31, 1998
investment plans in the Fund's first six             --------------------------------------
months ended August 31, 1998.                        RUSSELL 2000 FINANCIAL INDEX       -26.8%
                                                     KBW/PHILEXCHANGE BANK INDEX        -19.0%
Among the market and economic factors                NASDAQ COMPOSITE INDEX             -14.7%
That occurred in 1998 were:                          BOWES BANK & INSURANCE             -30.1%

Profit-Taking

     The equity markets had experienced 3 years of gains with margin loans to hedge funds and emerging market investors stacking up. Increasing investment losses in emerging markets, the mortgage backed securities market, and in leveraged investment partnerships caused a cycle of margin calls and selling waves. Investors sold off liquid and non-marginable small cap stocks to pay off margin debt and to take profits before gains evaporated. With liquidity becoming more valuable, small cap stock demand dropped off and prices depreciated as measured by the performance of the Russell 2000 Index above.

Global Turmoil Increased Investor Fear

     Capital flight from collapsing foreign economies adversely affected the global currency and credit markets. The conventional wisdom had been that the U.S. economy was a safe haven and largely immune from the economic crises of Russia, Venezuela, and emerging Asian nations. The Nobel prize winning economists and former Federal Reserve officials that managed the hedge fund Long Term Capital found themselves insolvent by shorting U.S. Treasuries as foreign governments were cashing out of their own economies and were buying treasuries driving the 30 year bond to record low yields of under 5%. Concurrently, international financial and political organizations, blasted the airwaves with cries of global economic doom demanding western nations to open their wallets to bail out the emerging nations and their speculators. An environment of caution replaced the frenzied buying of mid-year.


The Merger Environment Changed Drastically

     In the Fund's first fiscal half, the financial service company consolidation juggernaut continued with mega-mergers galore. NationsBank buying Bank of America, Banc One buying First Chicago, Norwest buying Wells Fargo. The list ran on and on with cash rarely used. Acquirers could not issue shares fast enough. However, the announced $70 billion stock swap merger of Citicorp and Travelers marked a time of huge change in investor psychology. Investors put a bid spiral on the price of both institutions running Citicorp shares up to $73 per share. The day after the announcement, the reality of stock for stock mergers became apparent that once stocks are linked on the way up, it works in reverse as well. Citicorp and Travelers shares plummeted while other deals such as Conseco's stock merger with Greentree Financial were greeted with this new skepticism and an era of deep discounts on companies announcing mergers using stock. On August 31, 1998 Citicorp shares traded at $44 down 40% from their peak while Conseco traded at $27.63 down 53% from its peak.

     In another significant sign of the times, Berkshire Hathaway broke its longstanding policy against using stock to acquire by agreeing to issue stock to merge with General Re to create a company with the second largest net worth in the world ($58 Billion) after Royal Dutch Shell. Warren Buffet believed it was time to sell his stock to trade for General Re and its portfolio of $27 billion of liquid fixed investments.

     Year 2000 related computer reprogramming has recently become a higher priority than the technology system integration and conversions that accompany a merger. It is my view that merger activity will return in full force and will spread on a wider level to the smaller companies and across industry subsector lines as Y2K corrections are made and as markets regain confidence.

The result of these market factors was a swing from frothy exuberant buying to controlled panic selling of most stocks, with financial stocks bearing the brunt. This market meltdown did not occur in an environment of dismal macroeconomic forces of high inflation, high credit costs and high unemployment. Very much unlike 1987, 1990 and 1994, the last times financial stocks were taken out and shot, the market performance occurred against a backdrop of a banking system that is awash in capital and with inflation non-existent. The driving economic force currently in effect is a collateral crunch where global commodity price deflation has ushered in a healthy new level of lending conservatism. Oil and food price deflation has kept inflation at bay but has reduced the collateral cushion when those commodities are pledged for loans. Asian and emerging market countries as well as the politically unstable Soviet nations are expected to continue to dump goods on the world markets to raise much needed cash. A by-product of this de-leveraging has been a new marking to market function based on higher equity at risk. Even the large domestic financial institutions that were so enthusiastic in their overseas investments have taken their losses and have hopefully become more realistic about the political and structural instability of emerging market nations. It has been unfortunate that the community banks and domestic insurers with no exposure to emerging markets and that do not lend to hedge funds have seen their share prices fall because of the global crisis and international investment problems. These institutions are not able to turn directly to the U.S. Treasury Department and the Federal Reserve for help.

But change is certain. Despite the global turmoil, the financial condition of U.S. financial institutions is very good as measured by increasing capital levels and record profitability and by relatively low levels of nonperforming assets. Increased productivity by greater use of technology is making its way to the bottom lines of the mid size and larger institutions.

Continued Thrift Conversions:

Near certain 30% plus gains had occurred up until mid-year in investments in the initial public offerings ("IPOs") of converting thrift institutions. The routine appreciation of these institutions had caused the Office of Thrift Supervision to require certain companies coming public to increase the valuations to percentages of book value pushing 80% to 85%, up from the 65% to 75% price to book ratios of the past few years. Ironically, the market acceptance of these institutions abated given the liquidity crunch and increasing market fears. The opening day gains on the thrift conversion 1POs dropped substantially beginning in June, 1998. In fact, there are now nearly two dozen recent conversions trading at a price below their offering price with approximately 100 publicly traded converted thrifts trading at less than their GAAP book values. Consequently, recent valuation appraisals of announced conversions have drifted back to the 65% to 75% of book value ranges making new investments more attractive. The continuation of heightened competition among financial institutions coupled with narrowing net interest margins in the current credit yield curve environment are trends that will pressure many of the remaining approximately 800 mutual thrifts to execute conversion as part of an exit or merger strategy. The Fund is positioned well should this environment persist.

A Coming Wave of Demutualizations

As with the thrifts, a major catalyst in the continued consolidation of the financial services industry will be the demutualization of insurance companies over the next several years. Competitive forces have made it difficult for mutual institutions to maintain their non-stock association status. By having stock currency, these companies will be able to participate in mergers and offer stock incentives to their employees and officers. Below is a listing of the mutual life insurance companies that have disclosed plans to demutualize.

          LIFE MUTUAL COMPANIES WITH                  DECEMBER, 1997
          CONVERSION PLANS:                        STATUTORY ASSETS:
          -----------------                        -----------------

          PRUDENTIAL INS CO                         $193,987,388,000
          METROPOLITAN LIFE                          172,443,904,000
          NORTHWESTERN MUTUAL                         71,076,086,000
          NEW YORK LIFE                               65,274,905,000
          PRINCIPAL MUTUAL                            63,956,608,000
          MASSACHUSETTS MUTUAL                        57,634,627,000
          JOHN HANCOCK                                55,445,671,000
          PACIFIC LIFE                                31,835,744,000
          GUARDIAN LIFE                               14,352,266,000
          MINNESOTA MUTUAL                            13,286,726,000
          GENERAL AMERICAN                            12,370,497,000
          MUTUAL OF NEW YORK                          11,800,000,000
          AMERICAN UNITED LIFE                         7,600,000,000
          MUTUAL OF AMERICA                            7,600,000,000
          SECURITY BENEFIT (KS)                        6,200,000,000
          NATIONAL LIFE OF VERMONT                     6,000,000,000
          PROVIDENT MUTUAL                             5,700,000,000
          STANDARD INSURANCE                           4,500,000,000

The Fund has an annuity policy with nearly all of the above companies and believes it is very well positioned to benefit if and when these companies become publicly traded. The Fund may receive the benefit of a minimal amount of free stock issues by mutual insurance companies that undertake a traditional demutualization. In addition, the Fund may benefit by gaining the right to subscribe for newly issued publicly traded shares of such companies if a demutualizing company also issues stock for amounts in excess of the free shares granted to policyholders. Thirdly, the Fund may benefit from being vested with subscription rights to shares of mutual insurance holding companies that are offered to policyholders. Lastly, the Fund will continue to retain the ability to invest in demutualized insurers and converted thrifts that have become publicly traded.

I am encouraged by recent improvement in the fundamentals of the financial markets, the purging of excessive risk factors, the firming of pricing in the small cap financial sector, and an evident resurgence in the merger trends in our sector. I appreciate and value your investment in our Fund and look forward to achieving long-term capital appreciation for our invested assets.

                                        Very truly yours,

                                        Robert B. Bowes

BOWES INVESTMENT TRUST
BANK AND INSURANCE FUND
STATEMENT OF ASSETS AND LIABILITIES
AUGUST 31, 1998 (UNAUDITED)
================================================================================

ASSETS
Investment securities:
     At acquisition cost                                                   $ 1,377,182
                                                                           ===========
     At market value (Note 1)                                              $ 1,132,494
Cash                                                                            36,750
Receivable for capital shares sold                                              36,175
Receivable for securities sold                                                  26,809
Dividends receivable                                                             2,537
Organization expenses, net (Note 1)                                              7,376
Prepaid expenses and other assets                                               23,274
                                                                           -----------
     TOTAL ASSETS                                                            1,265,415
                                                                           -----------

LIABILITIES
Payable for capital shares redeemed                                                500
Payable for securities purchased                                               127,852
Payable to affiliates (Note 3)                                                   4,942
Other accrued expenses and liabilities                                           3,119
Covered call option, at value (Notes 1 and 4) (premium received $2,719)              0
                                                                           -----------
     TOTAL LIABILITIES                                                         136,413
                                                                           -----------

NET ASSETS                                                                 $ 1,129,002
                                                                           ===========

Net assets consist of:
Paid-in capital                                                            $ 1,581,171
Accumulated net investment loss                                                 (3,648)
Accumulated net realized losses from security transactions                    (206,552)
Net unrealized depreciation on investments                                    (241,969)
                                                                           -----------
Net assets                                                                 $ 1,129,002
                                                                           ===========

Shares of beneficial interest outstanding (unlimited
     number of shares authorized, no par value)                                161,484
                                                                           ===========

Net asset value, offering price and redemption price per share (Note 1)    $      6.99
                                                                           ===========

See accompanying notes to financial statements.

BOWES INVESTMENT TRUST
BANK AND INSURANCE FUND
STATEMENT OF OPERATIONS
FOR THE PERIOD ENDED AUGUST 31, 1998 (A) (UNAUDITED)
================================================================================

INVESTMENT INCOME
     Interest                                                             $     1,243
     Dividends                                                                  5,465
                                                                          -----------
          TOTAL INVESTMENT INCOME                                               6,708
                                                                          -----------
EXPENSES
     Registration fees                                                         10,515
     Accounting services fees (Note 3)                                         10,000
     Transfer agent fees (Note 3)                                               7,500
     Custodian fees                                                             7,240
     Investment advisory fees (Note 3)                                          5,230
     Administrative services fees (Note 3)                                      5,000
     Insurance expense                                                          4,925
     Postage and supplies                                                       2,790
     Legal fees                                                                 2,629
     Trustees' fees and expenses                                                1,500
     Amortization of organization expenses (Note 1)                               820
     Pricing expense                                                              381
     Distribution expense (Note 3)                                                157
                                                                          -----------
          TOTAL EXPENSES                                                       58,687
     Fees waived and expenses reimbursed by the Advisor (Note 3)              (48,331)
                                                                          -----------
          NET EXPENSES                                                         10,356
                                                                          -----------

NET INVESTMENT LOSS                                                            (3,648)
                                                                          -----------
REALIZED AND UNREALIZED LOSSES
     ON INVESTMENTS
     Net realized losses from security transactions                          (169,962)
     Net realized losses on option contracts written                          (36,590)
     Net change in unrealized appreciation/depreciation on investments       (241,969)
                                                                          -----------
NET REALIZED AND UNREALIZED
     LOSSES ON INVESTMENTS                                                   (448,521)
                                                                          -----------
NET DECREASE IN NET ASSETS FROM
     OPERATIONS                                                           $  (452,169)
                                                                          ===========

(A) Represents the period from the commencement of operations (March 2, 1998) through August 31, 1998.

See accompanying notes to financial statements.

BOWES INVESTMENT TRUST
BANK AND INSURANCE FUND
STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIOD ENDED AUGUST 31, 1998 (A) (UNAUDITED)
================================================================================
FROM OPERATIONS:
     Net investment loss                                            $    (3,648)
     Net realized losses on:
       Security transactions                                           (169,962)
       Option contracts written                                         (36,590)
     Net change in unrealized appreciation/depreciation
        on investments                                                 (241,969)
                                                                    -----------
Net decrease in net assets from operations                             (452,169)
                                                                    -----------
FROM CAPITAL SHARE TRANSACTIONS:
     Proceeds from shares sold                                        1,659,238
     Payments for shares redeemed                                      (178,067)
                                                                    -----------
Net increase in net assets from capital share transactions            1,481,171
                                                                    -----------

TOTAL INCREASE IN NET ASSETS                                          1,029,002

NET ASSETS:
     Beginning of period (Note 1)                                       100,000
                                                                    -----------
     End of period                                                  $ 1,129,002
                                                                    ===========

ACCUMULATED NET INVESTMENT LOSS                                     $    (3,648)
                                                                    ===========
CAPITAL SHARE ACTIVITY:
     Shares sold                                                        170,833
     Shares redeemed                                                    (19,349)
                                                                    -----------
     Net increase in shares outstanding                                 151,484
     Shares outstanding, beginning of period (Note 1)                    10,000
                                                                    -----------
     Shares outstanding, end of period                                  161,484
                                                                    ===========

(A) Represents the period from the commencement of operations (March 2, 1998) through August 31, 1998.

See accompanying notes to financial statements.

BOWES INVESMENT TRUST
BANK AND INSURANCE FUND
FINANCIAL HIGHLIGHTS
FOR THE PERIOD ENDED AUGUST 31, 1998 (A) (UNAUDITED)
================================================================================
PER SHARE DATA FOR A SHARE OUTSTANDING
      THROUGHOUT THE PERIOD:

   Net asset value at beginning of period                         $     10.00
                                                                  -----------
   Income(loss) from investment operations:
      Net investment loss                                               (0.02)
      Net realized and unrealized losses on investments                 (2.99)
                                                                  -----------
   Total from investment operations                                     (3.01)
                                                                  -----------

   Net asset value at end of period                               $      6.99
                                                                  ===========
RATIOS AND SUPPLEMENTAL DATA:

   Total return                                                      (30.10)%(C)
                                                                  ===========

   Net assets at end of period                                    $ 1,129,002
                                                                  ===========

   Ratio of net expenses to average net assets (B)                      1.98%(D)

   Ratio of net investment income to average net assets               (0.69)%(D)

   Portfolio turnover rate                                               189%(C)

--------------------------------------------------------------------------------

(A) Represents the period from the commencement of operations (March 2, 1998) through August 31, 1998.

(B) Absent fee waivers and expense reimbursements by the Adviser, the ratio of expenses to average net assets would have been 11.13% (D) for the period ended August 31, 1998.

(C)  Unannualized.

(D)  Annualized.

See accompanying notes to financial statements.

BOWES INVESTMENT TRUST
BANK AND INSURANCE FUND
PORTFOLIO OF INVESTMENTS
AUGUST 31, 1998 (UNAUDITED)

==========================================================================================================
                                                                                                  Market
                                                                  Shares         Cost              Value
----------------------------------------------------------------------------------------------------------
COMMON STOCK - 94.2%
FINANCIAL SERVICES - 94.2%
     Acceptance Insurance Companies, Inc.*                           100     $      2,469     $      1,900
     Affiliated Managers Group, Inc.*                                500           12,926            8,875
     H.F. Ahmanson & Company                                         300           20,819           15,994
     American Bankers Insurance Group                              9,800          589,649          508,375
     AmerUs Life Holdings, Inc. - Class A                            300            8,281            7,987
     Banc One Corporation                                            400           16,616           15,200
     Bear Stearns Companies, Inc.                                    400           23,141           14,775
     Brookline Bancorp, Inc.                                       1,300           20,309           13,244
     Chase Manhattan Corporation                                     300           18,429           15,900
     Citizens Financial Corporation - Class A*                       500            5,550            5,250
     Commercial Federal Corporation                                1,000           27,228           22,000
     Community Financial Warrants*                                 1,500            3,790            1,312
     Community First Bankshares, Inc.                                500            8,583            8,500
     Compass Bancshares, Inc.                                        300           11,712            9,900
     Conseco, Inc.                                                   300           10,118            8,287
     EFC Bancorp, Inc.*                                            2,000           26,375           20,000
     Fidelity National Financial, Inc.                               500           20,020           13,844
     Financial Industries Corporation*                             3,200           61,846           49,600
     First Bell Bancorp, Inc.                                        500            9,500            8,312
     Franklin Resources, Inc.                                        300           11,093            9,675
     Golden State Bancorp, Inc.*                                     500            8,364            7,937
     Harbor Florida Bancshares, Inc.                               1,000           12,060            9,313
     Home Bancorp of Elgin, Inc.                                   1,000           15,000           12,500
     IMC Mortgage Company*                                         1,000           10,165            6,750
     Independence Community Bank Corp.*                            1,000           16,310           11,000
     Independence Holding Company                                  5,700           85,944           72,675
     InterContinental Life Corporation*                            1,500           38,125           31,500
     Jayhawk Acceptance Corporation*                              34,000           27,250           14,875
     Keycorp                                                         400           12,841           10,200
     Mercury General Corporation                                     400           17,066           14,625
     North County Bancorp                                            700           11,163            9,450
     North East Insurance Company*                                 3,000            7,558            6,938
     PennCorp Financial Group, Inc.                                4,000           14,910           14,000
     Pilgrim America Capital Corp.*                                  300            6,162            5,325
     Protective Life Corporation                                     300           10,737            9,263
     Standard Management Corporation*                              2,800           20,312           19,425
     Union Community Bancorp                                       1,000           14,312           11,250
     Vesta Insurance Group, Inc.                                   3,000           52,915           28,313
     Washington Mutual, Inc.                                         300           13,763            9,600
                                                                             ------------     ------------

TOTAL COMMON STOCK                                                           $  1,303,411     $  1,063,869
                                                                             ------------     ------------

BOWES INVESTMENT TRUST
BANK AND INSURANCE FUND
PORTFOLIO OF INVESTMENTS
AUGUST 31, 1998 (UNAUDITED)

==========================================================================================================
                                                                   Face                           Market
                                                                  Amount         Cost              Value
----------------------------------------------------------------------------------------------------------
ANNUITY CONTRACTS - 5.7%
     Ameritas Life Insurance Co.                                   2,000     $      2,000     $      2,000
     American United Life Insurance Co.                            1,200            1,200            1,080
     Baltimore Life Insurance Co.                                  5,000            5,000            4,575
     Farmers & Traders Life Insurance Co.                          1,000            1,000              930
     General American Life Insurance Co.                           1,000            1,000              910
     Golden State Mutual Life Insurance Co.                        1,000            1,000              930
     Illinois Mutual Life Insurance Co.                            5,000            5,000            4,550
     Indianapolis Mutual Life Insurance Co.                        1,200            1,200            1,080
     John Hancock Mutual Life Insurance Co.                        1,030            1,030            1,030
     Lafayette Life Insurance Co.                                  5,000            5,000            4,600
     Mass Mutual Life Insurance Co.                                  600              600              552
     Metropolitan Life Insurance Co.                               5,000            5,000            4,650
     Mutual Service Life Insurance Co.                               500              500              460
     Mutual Trust Life Insurance Co.                               1,000            1,000              910
     National Guardian Life Insurance Co.                          1,000            1,000              900
     National Travelers Life Insurance Co.                         1,000            1,000              920
     Mutual Life Insurance Co. of New York                         5,000            5,000            4,650
     North Carolina Mutual Life Insurance Co.                      1,000            1,000              900
     Northwestern Mutual Life Insurance Co.                        3,500            3,500            3,255
     Ohio National Life Insurance Co.                              1,000            1,000              920
     Pacific Life Insurance Co.                                    5,000            5,000            4,700
     Pan-American Life Insurance Co.                               1,000            1,000              910
     Penn Mutual Life Insurance Co.                                2,500            2,500            2,325
     Pioneer Mutual Life Insurance Co.                               500              500              440
     Principal Mutual Life Insurance Co.                           1,000            1,000              930
     Provident Mutual Life Insurance Co.                           1,400            1,400            1,260
     Prudential Insurance Co.                                      5,000            5,000            4,650
     Security Benefit Life Insurance Co.                           2,000            2,000            1,840
     Security Mutual Life Insurance Co. of New York                1,000            1,000              930
     Shenendoah Life Insurance Co.                                 1,000            1,000              900
     Standard Insurance Co.                                        3,500            3,500            3,255
     State Life Insurance Co.                                      1,000            1,000              930
     Union Central Life Insurance Co.                                500              500              465
     Unity Mutual Life Insurance Co.                                 750              750              697
                                                                             ------------     ------------

TOTAL ANNUITY CONTRACTS                                                      $     69,180     $     64,034
                                                                             ------------     ------------

BOWES INVESTMENT TRUST
BANK AND INSURANCE FUND
PORTFOLIO OF INVESTMENTS
AUGUST 31, 1998 (UNAUDITED)

==========================================================================================================
                                                                                                  Market
                                                                  Shares         Cost              Value
----------------------------------------------------------------------------------------------------------
CASH EQUIVALENTS - 0.4%
     Star Treasury Fund                                            4,591     $      4,591     $      4,591
                                                                             ------------     ------------

TOTAL INVESTMENTS SECURITIES - 100.3%                                        $  1,377,182        1,132,494

LIABILITIES IN EXCESS OF OTHER ASSETS - (0.3)%                                                      (3,492)
                                                                                              ------------

NET ASSETS - 100.0%                                                                           $  1,129,002
                                                                                              ============

* Non-income producing security.



SCHEDULE OF OPEN OPTIONS WRITTEN
AUGUST 31, 1998 (UNAUDITED)
==========================================================================================================
                                                                                                  Market
COVERED CALL OPTION                                                            Contracts           Value
----------------------------------------------------------------------------------------------------------

     PennCorp Financial Group, Inc.,
       11/21/98 at $15, premium received $2,719                                        15     $          0
                                                                                              ============

See accompanying notes to financial statements.

BOWES INVESTMENT TRUST
BANK AND INSURANCE FUND
NOTES TO FINANCIAL STATEMENTS
AUGUST 31, 1998 (UNAUDITED)


1.   SIGNIFICANT ACCOUNTING POLICIES

The Bank and Insurance Fund (the Fund) is a diversified series of Bowes Investment Trust (the Trust), an open-end management investment company registered under the Investment Company Act of 1940. The Trust was organized as a Delaware business trust on February 3, 1998. The Fund was capitalized on February 3, 1998, when Bowes Funds, LLC (the Advisor), purchased the initial 10,000 shares of the Fund at $10.00 per share. The public offering of shares of the Fund commenced on March 2, 1998. The Fund had no operations prior to the public offering of shares except for the initial issuance of shares.

The Fund's investment objective is to achieve long term capital appreciation by normally investing at least 65% of its total assets in the equity securities of United States based companies involved in the banking and insurance industries.

The following is a summary of the Fund's significant accounting policies:

Securities valuation -- The Fund's portfolio securities are valued as of the close of the regular session of trading on the New York Stock Exchange, currently 4:00 p.m., Eastern time. Securities which are traded over-the-counter are valued based on the last sales price, if available, otherwise, at the last quoted bid price. Securities traded on stock exchanges (including options) or quoted by NASDAQ are valued at their last sales price on the principal exchange where the security is traded or, if not traded on a particular day, at the closing bid price. Securities traded in the over-the-counter market, and which are not quoted by NASDAQ, are valued at their last sales price or, if not available, at their last quoted bid price. Investments in mutual insurance company fixed general account annuities are valued at their cash surrender value.

Share valuation -- The net asset value per share of the Fund is calculated daily by dividing the total value of the Fund's assets, less liabilities, by the number of shares outstanding, rounded to the nearest cent. The offering price and redemption price per share of the is equal to the net asset value per share.

Investment income -- Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned.

Distributions to shareholders -- Distributions to shareholders arising from net investment income and realized capital gains are declared and paid annually. Income dividends and capital gain distributions are determined in accordance with income tax regulations.

Security transactions -- Security transactions are accounted for on the trade date. Securities sold are valued on a specific identification basis.

Organization expenses - Expenses of organization, net of certain expenses paid by the Advisor, have been capitalized and are being amortized on a straight-line basis over five years.

BOWES INVESTMENT TRUST
BANK AND INSURANCE FUND
NOTES TO FINANCIAL STATEMENTS
AUGUST 31, 1998 (UNAUDITED)


Options transactions -- The Fund may write call options for which premiums are received and are recorded as liabilities, and are subsequently valued daily at the closing prices on their primary exchanges. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised increase the proceeds used to calculate the realized gain or loss on the sale of the security. If a closing purchase transaction is used to terminate the Fund's obligation on a call, a gain or loss will be realized, depending upon whether the price of the closing purchase transaction is more or less than the premium previously received on the call written.

Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax -- During the current fiscal year, and because of the circumstances described in Note 5, the Fund failed to comply with certain diversification tests which are required to be met in order to qualify as a regulated investment company under the Internal Revenue Code (the Code).
Consequently, the Fund will not be able to deduct its dividends paid to shareholders, if any, in determining its taxable income for the year ended February 28, 1999. However, considering the current net investment losses and net realized capital losses in the Fund, management has determined that imposition of federal income tax is remote and therefore, no provision for income taxes should be made. The Fund intends to comply with the diversification requirements in order to qualify as a regulated investment company in future fiscal years.

As of August 31, 1998, net unrealized depreciation on investments was $241,969 for federal income tax purposes, of which $2,719 related to appreciated securities and $244,688 related to depreciated securities based on a federal income tax cost basis of $1,374,463.

2.   INVESTMENT TRANSACTIONS

During the period ended August 31, 1998, purchases and proceeds from sales of portfolio securities, other than short-term investments, amounted to $3,079,230 and $1,606,567, respectively.

3.   TRANSACTIONS WITH AFFILIATES

Certain trustees and officers of the Trust are also officers of the Advisor, or of Countrywide Fund Services, Inc. (CFS), the administrative services agent, shareholder servicing and transfer agent, and accounting services agent for the Trust, or of CW Fund Distributors, Inc., the distributor of the Fund's shares under terms of a Distribution Agreement.

BOWES INVESTMENT TRUST
BANK AND INSURANCE FUND
NOTES TO FINANCIAL STATEMENTS
AUGUST 31, 1998 (UNAUDITED)


ADVISORY AGREEMENT
The Advisor has overall supervisory responsibility for the general management and investment of the Fund's assets and portfolio securities pursuant to the terms of an Advisory Agreement. The Fund pays the Advisor an investment advisory fee, computed and accrued daily and paid monthly, at an annual rate of 1.00% of the average daily net assets of the Fund.

In order to reduce the operating expenses of the Fund, the Advisor voluntarily waived its entire investment advisory fee of $5,230 and reimbursed the Fund for $43,101 of other operating expenses during the period ended August 31, 1998. The Advisor has made no commitments to waive advisory fees or reimburse the Fund for other operating expenses in future periods.

ADMINISTRATION AGREEMENT
Under the terms of an Administration Agreement, CFS supplies administrative and compliance services for the Fund. CFS supervises the preparation of tax returns, reports to shareholders, reports to and filings with the Securities and Exchange Commission and state securities commissions, and materials for meetings of the Board of Trustees. For these services, CFS receives a monthly fee at an annual rate of 0.10% of the Fund's average daily net assets up to $25 million; 0.075% of such net assets from $25 million to $50 million; and 0.05% of such net assets in excess of $50 million, subject to a $1,000 minimum monthly fee.

TRANSFER AGENT AND SHAREHOLDER SERVICING AGREEMENT
Under the terms of a Transfer, Dividend Disbursing, Shareholder Service and Plan Agency Agreement, CFS maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. For these services, CFS receives a monthly fee based on the number of shareholder accounts in the Fund, subject to a minimum monthly fee. In addition, the Fund pays out-of-pocket expenses including, but not limited to, postage and supplies.

ACCOUNTING SERVICES AGREEMENT
Under the terms of an Accounting Services Agreement, CFS calculates the daily net asset value per share and maintains the financial books and records of the Fund. For these services, CFS receives a monthly fee based on the Fund's average daily net assets. In addition, the Fund pays certain out-of-pocket expenses incurred by CFS in obtaining valuations of the Fund's portfolio securities.

PLAN OF DISTRIBUTION
The Fund has retained CW Fund Distributors, Inc. (Underwriter) to provide the Fund with distribution services. The Trust has adopted a Plan of Distribution (the Plan) pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that the Fund may directly incur or reimburse the Underwriter for certain costs related to the distribution of the Fund's shares, not to exceed 0.25% of average daily net assets. For the period ended August 31, 1998, the Fund incurred $157 of such expenses under the Plan.

BOWES INVESTMENT TRUST
BANK AND INSURANCE FUND
NOTES TO FINANCIAL STATEMENTS
AUGUST 31, 1998 (UNAUDITED)


4.   OPTIONS

A summary of call/put option contracts during the period ended August 31, 1998 is as follows:

                                                      Number of        Option
                                                       Options        Premiums
                                                      ---------       ---------
Options outstanding at beginning of period                    0       $       0
Options written                                             105         100,904
Options cancelled in closing purchase
  transactions                                              (79)        (84,086)
Options expired                                              (6)         (7,662)
Options exercised                                            (5)         (6,437)
                                                      ---------       ---------

Options outstanding at end of period                         15       $   2,719
                                                      ---------       ---------


5.   NET ASSET VALUE RECALCULATION

One of the Fund's investments has been the subject of an accounting adjustment during the period ended August 31, 1998. Earlier this year, American Bankers Insurance Group ("ABI") agreed to be acquired by Cendant Corporation for $67 per share in a tender offer.

From April 19, 1998 until August 31, 1998 the Fund invested a significant percentage of its assets in the shares of ABI at an average cost of $60 per share. A total of 9,800 shares were purchased and tendered. The tendered investments had been classified as unsettled sales of shares at $67 per share not subject to the Fund's diversification limits for invested assets.

In September, the Trust's Board of Trustees determined that the ABI investment should be valued at daily market values and as an invested asset rather than as a receivable for each day ABI shares were owned during the period. The revaluation occurred on September 28, 1998 at which time the ABI shares were valued at $41.56 per share. Concurrently, the Fund's net asset value per share was recalculated for each day during the period. In addition, shareholder purchase transactions that occurred during the period were reprocessed to credit each such shareholder with an increased number of shares based on the corrected net asset value.

After the revaluation and reclassification, the Fund undertook an orderly disposition of a sufficient number of ABI shares to allow the Fund to comply with the diversification requirements of the Investment Company Act of 1940.